Exhibit 10.4

BRIDGE LOAN MODIFICATION AND RATIFICATION AGREEMENT

THIS BRIDGE MODIFICATION AND RATIFICATION AGREEMENT (this “Agreement”), made as of March __, 2013, by and between AIRTRONIC USA, INC., an Illinois corporation (the “Company”) and GLOBAL DIGITAL SOLUTIONS, INC., a New Jersey corporation (“Lender”).

WHEREAS, on or about October 18, 2012, the Company requested a credit facility from Lender under the terms, memorialized by, among other documents, (i) that certain Debtor In Possession Note Purchase Agreement between the Company and Lender (the “Note Agreement”), (ii) that certain 8 1/4 Secured Promissory Note made by the Company for the benefit of Lender (the “Note”); and (iii) that certain Security Agreement between the Company and Lender (the “Security Agreement,” and together with the Note Agreement, the Note and all other related loan documents, collectively, the “Bridge Loan Documents”). All terms used in this Agreement but not defined herein will have the meanings given to them in the Bridge Loan Documents.

WHEREAS, Lender is willing to provide the requested credit facility subject to the Bridge Loan Documents as amended by this Agreement.

NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby covenant and agree as follows:

1.             Modification of Bridge Loan Documents. The Bridge Loan Documents are modified as follows:

(a)           The Bridge Loan will continue to be evidenced by the Note, as amended by this Agreement.

(b)           The “Initial Funding Amount” will be $105,158.62, and the Company hereby acknowledges receipt of the Initial Funding Amount.

(c)           The “Maximum Amount” will be $700,000.00.

(d)          On the terms and subject to the conditions set forth in this Agreement and the Bridge Loan Documents (including the conditions set forth in paragraph (e) below), and provided there does not then exist an Event of Default, Lender agrees to make loans to the Company from time to time in such amounts as are set forth and in accordance with the budget attached hereto as EXHIBIT A (the “DIP Budget”), so long as the aggregate amount of such advances outstanding at any time to the Company do not exceed the Maximum Amount. Requests for loans by the Company will be made on a weekly basis. Lender shall not make any loans for amounts in excess of the amounts set forth in the DIP Budget with regard to any itemized category of expense nor shall Lender make aggregate loans to the Company in excess of the Maximum Amount, unless Lender chooses to do so in its sole discretion and any necessary and appropriate court approvals are obtained.

(e)          In addition to the conditions set forth in the Bridge Loan Documents, Lender’s obligation to make additional loans shall be subject to the following condition precedents: (i) Airtronic shall not fail to propose a plan for reorganization that is acceptable to Lender within the next 210 days or any shorter period prescribed by the court; (ii) no party other than Lender shall propose a plan for reorganization that is unacceptable to Lender; (iii) there shall be no material adverse change to the Company’s sales and revenue outlook, financial condition or prospects for reorganization under Chapter 11; (iv) there shall be no existing, uncured Event of Default; (v) the Lender shall not deem itself insecure for any other reason; and (vi) an order shall be entered in the Bankruptcy Case in the form and substance of the draft order attached hereto as EXHIBIT B.

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(f)          The definition of Event of Default for all of the Bridge Loan Documents shall be expanded to include: (i) any material adverse change in Airtronic’s sales and revenue outlook, financial condition or prospects for reorganization under Chapter 11; (ii) GDSI deems itself insecure for any reason; and (iii) Airtronic breaches any of the terms of the Bridge Loan Documents.

2.            Ratification of Loan Documents and Collateral. All of the terms, provisions, covenants, representations and warranties contained in the Bridge Loan Documents are ratified and affirmed by the Company and the Lender in all respects and will remain in full force and effect as modified by this Agreement. Lender shall execute the Bridge Loan Documents simultaneous with the execution of this Agreement. Any property or rights to or interest in the property granted as security in the Bridge Loan Documents will remain as security for the Bridge Loan, as modified by this Agreement, and the obligation of the Company. In the event there is a conflict between any of the terms of the Bridge Loan Documents and the terms of this Agreement, then the terms of this Agreement shall be controlling.

3.            Release of Lender. The Company hereby release, relinquish, discharge and waive any and all claims, demands, actions, causes of actions, suits, debts, costs, dues, sums of money, accounts, covenants, contracts, controversies, agreements, promises, trespasses, damages, judgments, executions, expenses and liabilities whatsoever, known or unknown, at law or in equity, irrespective of whether such arise out of contract, tort, violation of laws or regulations or' otherwise, which the Company (and its successors, assigns, legal representatives, heirs, executors or administrators) ever had, now have or hereafter can, may or shall have against Lender or its officers, directors, employees, representatives, agents, trustees, shareholders, partners, members, contractors, advisors, attorneys, subsidiaries, affiliates, predecessors, successors or assigns by reason of any matter, cause or thing whatsoever from the beginning of the world to and including the date of this Agreement arising out of, relating to, or in connection with, the Bridge Loan, the Bridge Loan Documents, this Agreement or the transactions contemplated hereunder, whether known or unknown as of the date hereof.

4.            General Provisions.

(a)          Each of the Loan Documents is hereby modified to the extent necessary so that the term “Bridge Loan Documents,” as such term may be used therein, will be deemed to include this Agreement.

(b)          Lender's rights under this Agreement will be in addition to all of the rights of Lender under the Bridge Loan Documents.

(c)          This Agreement is subject to enforcement by Lender at law or in equity, including, without limitation, actions for damages or specific performance.

(d)          The Company agrees to execute and deliver all such documents and instruments, and do all such other acts and things, as may be reasonably required by Lender in the future to perfect, assure, confirm or effectuate the modification contemplated by and set forth in this Agreement.

(e)          The Bridge Loan Documents as modified and this Agreement contain the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and may not be amended, modified or discharged, nor any of their terms waived, except by an instrument signed in writing by the party to be bound thereby.

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IN WITNESS WHEREOF, the parties hereto have executed this Bridge Loan Modification and Ratification Agreement as of the date first written above.

LENDER:		COMPANY:

GLOBAL DIGITAL SOLUTIONS, INC.,		AIRTRONIC USA, INC.,
a New Jersey corporation		an Illinois corporation

By:	/s/ William J. Delgado	By:
	Name: William J. Delgado	Name:
	Title: CEO	Title:

Address

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IN WITNESS WHEREOF, the parties hereto have executed this Bridge Loan Modification an Ratification Agreement as of the date first written above.

LENDER:	COMPANY:

GLOBAL DIGITAL SOLUTIONS, INC.,	AIRTRONIC USA, INC.,
a New Jersey corporation	an Illinois corporation

By:	By:	/s/ Merriellyn Kett, CEO
Name:		Name: Merriellyn Kett
Title:		Title: Chief Executive Officer
Address: 1860 Jarvis Avenue Elk Grove Village IL 60007 USA

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1

Airtronic USA, Inc. 210 Day Budget Estimate (Revised 051215)

	February	March	April	May	June	July	August	Total
CASH RECEIPTS - REVENUE:								
TO BE SHIPPED								$ -
Sales to be collected W56HZV13P0040 (Qty 10,000)	$ 15,785	$ 49,050	$ 49,050	41,615				$ 155,500
Sales to be collected Colt (Qty 2)		$ 2,282						$ 2,282
ANTICIPATED NEAR TERM								$ -
Anticipated Sales: PHIL PHMC M203s (Qty 720)			$ 37,000		$ 495,800			$ 532,800
Anticipated Sales: PHIL 335 RPG-7s				$ 350,000	$ 460,700			$ 810,700
TOTAL REVENUE	**$ 15,785**	**$ 51,332**	**$ 86,050**	**$ 391,615**	**$ 956,500**	**$ -**	**$ -**	**$ 1,501,290**
CASH DISBURSEMENTS ANTICIPATED	February	March	April	May	June	July	August	Total
COGS - ALL IN								
TO BE SHIPPED								
W56HZV13P0040	$ 6,683	$ 30,010	$ 30,010	$ 14,082				$ 80,785
Colt	$ 895							$ 895
NEAR TERM								$ -
PHMC M203s (Qty 720)		$ 47,004		$ 188,477				$ 235,481
PHIL 335 RPGs		$ 64,086	$ 7,343	255,460				$ 326,879
Warranty Expense - Phillipines	$ 17,000	$ 12,000						$ 29,000
FedEx/UPS/Yellow Freight	$ 1,225	$ 750	$ 750	$ 750	$ 750	$ 750	$ 750	$ 5,725
Tool Replacement	$ -	$ 250	$ -	$ 250	$ -	$ 250		$ 750
Subtotal	**$ 25,803**	**$ 154,080**	**$ 37,903**	**$ 458,978**	**$ 750**	**$ 1,000**	**$ 750**	**$ 679,264**
DEBT SERVICE, LEGAL, SALARIES, TEMP LABOR	February	March	April	May	June	July	August	Total
GDSI Filing Fees and Expenses	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Southport Debt Service (Airtronic $2329)	$ 23,500	$ 23,500	$ 23,500	$ 23,500	$ 23,500	$ 23,500	$ 23,500	$ 164,500
Corporate Legal & Patent Representation	$ 10,000	$ 10,000	$ 10,000	$ 10,000	$ 10,000	$ 10,000	$ 10,000	$ 70,000
Airtronic BK Counsel	$ 25,000	$ 25,000	$ 25,000	$ 25,000	$ 35,000	$ 35,000	$ 35,000	$ 205,000
Creditors BK Counsel	$ 12,500	$ 12,500	$ 12,500	$ 12,500	$ 17,500	$ 17,500	$ 17,500	$ 102,500
US Trustee Quarterly Fees	$ 4,875	$ -		$ 4,875	$ -		$ 4,875	$ 14,625
CPA & Tax Preparation					$ 5,000	$ 5,000	$ 5,000	$ 15,000
Salaries including Sedlacek including all taxes	$ 36,000	$ 45,000	$ 36,000	$ 45,000	$ 36,000	$ 36,000	$ 45,000	$ 279,000
Grenade Launcher Proofing labor			$ 450	$ 450	$ 450	$ 450		$ 1,800
Temp Labor	$ -			$ 2,500	$ 2,500			$ 5,000
Subtotal	**$ 111,875**	**$ 116,000**	**$ 107,450**	**$ 125,825**	**$ 129,950**	**$ 127,450**	**$ 140,875**	**$ 857,425**

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Airtronic USA, Inc. 210 Day Budget Estimate (Revised 051215)

	February	March	April	May	June	July	August	Total

MARKETING & SALES EXPENSE	February	March	April	May	June	July	August	Total
1 person SHOT Show - Walk show & meetings								$ -
Marketing Materials		$ 2,000			$ 2,000			$ 4,000
Travel to Partners & Customers	$ -	$ 1,000	$ 1,000	$ 1,000	$ 1,000	$ 1,000	$ 1,000	$ 6,000
Subtotal	**$ -**	**$ 3,000**	**$ 1,000**	**$ 1,000**	**$ 3,000**	**$ 1,000**	**$ 1,000**	**$ 10,000**

RENT, LICENSES, VEHICLE UPKEEP, INSURANCE, DUES	February	March	April	May	June	July	August	Total
Rent - 116 Lively	$ 4,800	$ 4,800	$ 4,800	$ 4,800	$ 4,800	$ 4,800	$ 4,800	$ 33,600
Rent 1860 Jarvis	$ 8,008	$ 8,008	$ 8,008	$ 8,008	$ 8,008	$ 8,008	$ 8,008	$ 56,056
Rent Higgins Test Range	$ 1,000	$ 1,000	$ 1,000	$ 1,000	$ 1,000	$ 1,000	$ 1,000	$ 7,000
Rent Forreston Explosives Bunker	$ 600	$ 600	$ 600	$ 600	$ 600	$ 600	$ 600	$ 4,200
ATF and DDTC Licenses and Tax Stamps	$ -	$ 101	$ -	5,650		0	100	$ 5,851
Truck up keep	$ 200	$ 200	$ 200	$ 200	$ 200	$ 200	$ 200	$ 1,400
Insurance - Commercial/Car Insurance	$ 584	$ 584	$ 584	$ 584	$ 584	$ 584	$ 584	$ 4,088
Insurance Premises	$ 104	$ 104	$ 104	$ 104	$ 104	$ 104	$ 104	$ 728
Insurance Workers Comp	$ 492	$ 492	$ 492	$ 492	$ 492	$ 492	$ 492	$ 3,444
Insurance Health	$ 1,911	$ 1,911	$ 1,911	$ 1,911	$ 1,911	$ 1,911	$ 1,911	$ 13,377
NSATC, NDIA, AUSA Annual Dues		$ 1,000				$ 1,000	$ 1,000	$ 3,000
Subtotal	**$ 17,699**	**$ 18,800**	**$ 17,699**	**$ 23,349**	**$ 17,699**	**$ 18,699**	**$ 18,799**	**$ 132,744**

OFFICE, PHONES, UTILITIES, SECURITY, MISC. EXP.	February	March	April	May	June	July	August	Total
Office Depot/Office Max/Office Supplies	$ 250	$ 38	$ 38	$ 38	$ 38	$ 38	$ 38	$ 478
ADT - Lively - Pd Quarterly	$ 380	$ -	$ -	$ 380	$ -	$ 380	$ -	$ 1,140
Cellular Phones Av (no International)	$ 275	$ 400	$ 275	$ 275	$ 275	$ 275	$ 275	$ 2,050
Com Ed Elec	$ 700	$ 700	$ 700	$ 700	$ 700	$ 700	$ 700	$ 4,900
NICOR Gas - Average	$ 250	$ 250	$ 250	$ 250	$ 250	$ 250	$ 250	$ 1,750
MASRQ/Sage - Monthly Auto-debit	$ 377	$ 377	$ 377	$ 377	$ 377	$ 377	$ 377	$ 2,639
Comcast	$ 222	$ 222	$ 222	$ 222	$ 222	$ 222	$ 222	$ 1,554
Telephone (ATT)	$ 550	$ 550	$ 550	$ 550	$ 550	$ 550	$ 550	$ 3,850
Internet - Radiant	$ 39	$ 39	$ 39	$ 39	$ 39	$ 39	$ 39	$ 273
Office Phones - T1 Lines	$ 620	$ 620	$ 620	$ 620	$ 620	$ 620	$ 620	$ 4,340
Security 116 ($75/month)	$ 75	$ 75	$ 75	$ 75	$ 75	$ 75	$ 75	$ 525
Reimbursed Expenses	$ 4,000	$ 2,000	$ 2,000	$ 2,000	$ 2,000	$ 2,000	$ 2,000	$ 16,000
Subtotal	**$ 7,738**	**$ 5,271**	**$ 5,146**	**$ 5,526**	**$ 5,146**	**$ 5,526**	**$ 5,146**	**$ 39,499**

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Airtronic USA, Inc. 210 Day Budget Estimate (Revised 051215)

	February	March	April	May	June	July	August	Total

MK 777 and MLGLS DEVELOPMENT & TESTING	February	March	April	May	June	July	August	Total
777 Tubes (Integran) (Qty 10 shaped tubes)	$ 2,000				$ 13,000		$ 10,000	$ 25,000
777 Wrap (Crossfire) (Wrapping Shaped Tube & Pressure testing)					$ 8,000		$ 15,000	$ 23,000
MLGLS Electronic Rework & Testing Picatinny					$ 25,000	$ 10,000	$ 75,000	$ 110,000
MK 777 Testing (Batelle) (Safety & Destructive Testing)							$ 75,000	$ 75,000
Subtotal	**$ 2,000**	**$ -**	**$ -**	**$ -**	**$ 46,000**	**$ 10,000**	**$ 175,000**	**$ 233,000**

SUMMARY

ALL CASH DISBURSEMENTS ANTICIPATED	February	March	April	May	June	July	August	Total
Cost of Goods	$ 25,808	$ 154,080	$ 37,908	$ 458,978	$ 750	$ 1,000	$ 750	**$ 679,264**
Debt Service, Corp & Patent Legal, Salaries	$ 111,875	$ 116,000	$ 107,450	$ 123,825	$ 129,950	$ 127,450	$ 340,875	**$ 857,425**
Sales Expense	$ -	$ 3,000	$ 1,000	$ 1,000	$ 3,000	$ 1,000	$ 1,000	**$ 10,000**
Rent, Licenses, Vehicles, Insurance, Dues	$ 17,699	$ 18,800	$ 17,699	$ 23,349	$ 17,699	$ 18,699	$ 18,799	**$ 152,744**
Office, Utilities, Security, Misc. Expenses	$ 7,738	$ 5,271	$ 5,146	$ 5,526	$ 5,146	$ 5,526	$ 5,146	**$ 59,499**
MLGLS & MK 777 Development & Testing	$ 2,000	$ -	$ -	$ -	$ 46,000	$ 10,000	$ 175,000	**$ 233,000**
Total Expenses	**$ 165,115**	**$ 297,151**	**$ 169,198**	**$ 612,678**	**$ 202,545**	**$ 168,675**	**$ 941,570**	**$ 1,951,932**
Revenue	**$ 15,785**	**$ 51,382**	**$ 86,050**	**$ 391,623**	**$ 956,500**	**$ -**	**$ -**	**$ 1,501,290**
Bridge Loan Draws	**$ 150,000**	**$ 246,000**	**$ 83,000**	**$ 221,000**				**$ 700,000**
Net Cash Flow For Month	$ 670	$ 181	$ (348)	$ (55)	$ 753,955	$ (163,675)	$ (941,570)	
Cash, beginning of month	0	$ 670	$ 851	$ 708	$ 648	$ 754,603	$ 590,928	
Cash, end of month	$ 670	$ 851	$ 708	$ 648	$ 754,603	$ 590,928	$ 349,358	$ 349,358

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Case 12-09776 Doc 134 Filed 03/15/13 Entered 03/15/13 12:06:54 Desc Main
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IN THE UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ILLINOIS
EASTERN DIVISION

IN RE:	) Chapter 11
	)
AIRTRONIC USA, INC., an Illinois corporation,	) Case No. 12-09776
	)
	) Honorable Eugene R. Wedoff
Debtor.	) Hearing Date: March 13, 2013

ORDER ON
DEBTOR'S MOTION FOR ENTRY OF AN ORDER
(1) APPROVING BRIDGE LOAN MODIFICATION AND RATIFICATION AGREEMENT, AND
(2) GRANTING SUCH OTHER RELIEF AS MAY BE EQUITABLE AND JUST

THIS CAUSE coming on to be heard on the motion of Airtronic USA, Inc., the debtor and debtor in possession herein (the "Debtor"), pursuant to §§ 364(c)(1) and 364(d)(1) of title 11 of the United States Code (the "Bankruptcy Code"), Rules 2002, 4001(c) and 9014 of the Federal Rules of Bankruptcy Procedure, and Local Rule 4001-2 of the Local Rules of Bankruptcy Procedure for the United States Bankruptcy Court for the Northern District of Illinois, for entry of an order (1) approving Bridge Loan Modification and Ratification Agreement, and (2) granting such additional relief as may be equitable and just (the "Motion"), notice of the Motion having been duly given and the Court being fully advised in the premises;

BASED UPON THE REPRESENTATIONS OF THE DEBTOR AND GLOBAL DIGITAL SOLUTIONS, INC. AND THE RECORD DEVELOPED IN THIS CASE, THE COURT DOTH FINDS as follows:

1. This Court has jurisdiction over the Motion pursuant to §§ 157 and 1334 of the Bankruptcy Code. This is a core matter within the meaning of 28 U.S.C. § 157(b)(2). Venue of this bankruptcy case and the Motion in this District is proper under 28 U.S.C. §§ 1408 and 1409.

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The statutory bases for the relief requested by the Motion are §§ 361 and 364 of the Bankruptcy Code, Rule 4001 of the Federal Rules of Bankruptcy Procedure (the "Bankruptcy Rules"), and Local Rule 4001-2 of the Local Rules of Bankruptcy Procedure for the United States Bankruptcy Court for the Northern District of Illinois (the "Local Rules").

2. On March 13, 2012 (the "Petition Date"), five of the Debtor's larger general unsecured creditors filed an involuntary petition under chapter 7 of the Bankruptcy Code. On May 16, 2012, the Debtor filed its response to the involuntary petition wherein the Debtor indicated its election to convert this case to a case under chapter 11 pursuant to § 706(a) of the Bankruptcy Code.

3. On May 17, 2012 (the "Conversion Date"), an order for relief was entered, and this case was converted to a case under chapter 11 of the Bankruptcy Code.

4. The Debtor is in possession of its property and operates its business as a debtor in possession pursuant to §§ 1107 and 1108 of the Bankruptcy Code. Pursuant to Sections 1106 and 1107 of the Bankruptcy Code, the Debtor is charged with the duty to operate its business, as a debtor in possession, in the ordinary course of business.

5. The Debtor is an electro-mechanical engineering design and manufacturing company that provides products and services for the commercial and military industries within the United States and various foreign countries. The products manufactured by the Debtor include shoulder mounted missiles, rocket launchers, grenade launchers, machine guns, rifles, night vision goggles, and a managed lethality system. The Debtor is a member of the Future Warfare Group.

6. On October 16, 2012, the Debtor filed an application with this Court pursuant to General Order No. 12-01 requesting that its Motion to Obtain Credit and Incur Debt (the "Bridge

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Loan Motion") be treated as an emergency motion. On October 17, 2012, this Court granted the Debtor's request that the Bridge Loan Motion be heard on an emergency basis and scheduled a hearing thereon on October 18, 2012. On October 19, 2012, this Court entered an order [Docket No. 97] granting the relief requested in the Bridge Loan Motion on an interim basis (the "Interim Order") and subject to a final hearing. On December 26, 2012, this Court entered a final order [Docket No. 107] granting the relief requested in the Bridge Loan Motion (the "Final Order"). Both the Interim Order and the Final Order were entered by agreement and/or without objection by Southport Bank, the Debtor's pre-petition secured lender ("Pre-Petition Lender"); the Official Committee of Unsecured Creditors (the "Committee") and the Office of the United States Trustee.

7. The Interim Order and the Final Order authorized the Debtor to incur post-petition financing in the initial amount of $750,000.00, and perhaps up to $2,000,000.00 (the "Bridge Loan") from Global Digital Solutions, Inc., a New Jersey corporation ("Lender" or "GDSI"), with priority over any and all administrative expenses and secured by a senior lien on property of the estate. In connection therewith, this Court approved upon stipulation by the parties a 120-day budget commencing October 1, 2012.

8. The funding of the Bridge Loan necessitated an investment in GDSI of not less than $750,000.00. At the time the Interim Order was entered, the Debtor believed funding of the Bridge Loan would occur within a few days. However, delays thereafter endued, beyond the Debtor's control, and GDSI did not receive the full amount of the $750,000.00 investment until the latter part of January 2013. The status of the funding thus became the subject of several status hearings before the Court.

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9. Since entry of the Interim Order, the Debtor at times has struggled to sustain its operations. By the end of 2012, the Debtor was not able to remain current on all four of its leased facilities, it was in arrears in making Court-ordered adequate protection payments to Pre-Petition Lender and it had been unable to make any payments to professionals pursuant to this Court's interim compensation procedures order. However, the Debtor was able to remain current with essential overhead and operating expenses, including payroll, payroll taxes, utilities and amounts due suppliers. These difficulties were explained at status hearings as they arose.

10. Notwithstanding these constraints, the Debtor continued its dialog with the United States government and certain of her allies, submitted bids for future purchase orders and timely completed the purchase orders it did receive. Perhaps most important, the Debtor preserved the large purchase order it contemplated at the time of the Bridge Loan Motion and believes it has secured two additional orders for the same ally.

11. By the time the investment in GDSI had been completed, the lending environment had changed dramatically, and the 120-day budget approved by the Court was about to elapse. Of critical concern was the approach of the Congressionally-imposed deadline of February 28, 2013 for a federal budget accord to be reached. With the President now having signed the sequestration order on or about March 1, 2013, the Debtor is attempting to assess the impact if any it will have on the governmental agencies with which it does business.

12. As reported at recent status hearings, the Debtor and GDSI have conferred extensively regarding the manner by which loans under the Bridge Loan can be prudently made to the Debtor. GDSI has already loaned the Debtor $105,158.62 on an emergency basis to enable the Debtor to bring its leasehold obligations current, pay all payroll and related taxes, pay

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in full all other operating expenses such as utilities, and complete customer orders in a timely fashion.

13. The Debtor and GDSI have formulated a 210-day budget commencing February 1, 2013 which provides for loans to the Debtor to enable it to pay its operating expenses in a timely manner, pay all expenses related to the three purchase orders the Debtor expects to receive, commence paying adequate protection payments to Pre-Petition Lender at the rate of $23,500.00 per month so that this obligation can be brought current by August 2013 and provide for the payment of professional compensation.

14. The procedure for making loans under the Bridge Loan that the Debtor and GDSI have agreed is for the Debtor to make weekly draw requests for GDSI's review and approval in accordance with the new budget, with default provisions as are customary for a loan of this nature and the ability for GDSI to suspend further lending if the Debtor's operations deteriorate significantly and/or its projections are not realized, or if GDSI otherwise deems itself insecure.

15. When prepared, and due to the nature of the Debtor's business, the budget did not and could not forecast with any accuracy whatsoever prospective purchase orders the Debtor undoubtedly will receive, particularly in light of the working capital the Bridge Loan provides. For example, the Debtor has been informed it should receive a purchase order within the next few days from an ally of the United States. The revenue and expenses of such a purchase order are not set forth in the budget. Consequently, the Debtor anticipates it will be amending the budget periodically for internal operating purposes. To keep the designated notice parties informed of these developments, the Debtor proposes to furnish an updated budget to Pre-Petition Lender, GDSI, the Committee and the Office of the United States Trustee by the fifth

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business day of each month. This will enable these parties to carefully monitor the Debtor's progress in advance of the receipt of the Debtor's monthly operating reports.16. No objections to the Motion have been filed.

IT IS HEREBY ORDERED, DECREED AND ADJUDGED as follows:

1. The Motion is granted as provided herein.
2. The Debtor is authorized to borrow the sum of $700,000.00 under the Bridge Loan and to execute and deliver to DIP Lender the Debtor in Possession Note Purchase Agreement appended to the Bridge Loan Motion as **Exhibit A**, the Security Agreement appended to the Bridge Loan Motion as **Exhibit B**, the 8 ¼% Secured Promissory Note appended to the Bridge Loan Motion as **Exhibit C**, and the Bridge Loan Modification and Ratification Agreement appended to this Order as **Exhibit A** (collectively, the "Bridge Loan Documents"). The Debtor is hereby authorized to execute the Bridge Loan Documents and to use the funds authorized to be borrowed hereunder to pay all obligations set forth (a) in the "DIP Budget" attached to the Bridge Loan Modification and Ratification Agreement appended to this Order as part of **Exhibit A,** and (b) in any "Subsequent Budgets" (as that term is hereinafter defined), without further order of this Court. The monthly payments each in the amount of $23,500.00 to be made by the Debtor to Pre-Petition Lender pursuant to the DIP Budget may be applied by Pre-Petition Lender in any manner it deems appropriate; provided, however, any such application by Pre-Petition Lender is subject to avoidance, recharacterization and reapplication upon further order of this Court after notice and a hearing.

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3. Based upon the extraordinary circumstances presented and the stipulation of the Debtor, DIP Lender, and the Pre-Petition Lender to the entry of this order (the "Order"), pursuant to §§ 364(c)(1) and 364 (d)(1) of the Bankruptcy Code, and to secure payment of all credit extended by DIP Lender to the Debtor pursuant to this Order subject to the terms and conditions set forth in paragraph 4 below, subject to the Carve-Out (as hereinafter defined) and excepting "Avoidance Actions" (as hereinafter defined), DIP Lender is hereby granted: (a) an administrative expense having priority over any and all other administrative expenses incurred in this case (the "Super Priority Claim"), and (b) a senior lien on all Collateral as that term is defined in paragraph 1(a) of the Debtor in Possession Note Purchase Agreement appended to the Bridge Loan Motion as Exhibit A, which definition is hereby incorporated herein by this reference (the "Post-Petition Liens").

4. Carve-Out. Notwithstanding anything to the contrary in this Order, the Cash Collateral Orders, the Existing Indebtedness, the Liens, and the PPL Liens, as all of those terms are defined in the Final Order, the Bridge Loan (including all documents evidencing the Bridge Loan) and the Post-Petition Liens and the Super Priority Claim granted in favor of DIP Lender herein shall all be subject and subordinate to the payment of the following (collectively, the "Carve-Out"): (a) compensation and reimbursement of expenses of the Debtor, the Committee and such professional persons retained by the Debtor and the Committee as authorized by order of the Court pursuant to section 327 of the Bankruptcy Code (collectively, "Professional Persons") (other than success fees, transaction fees, restructuring fees or any other similar fees of the financial advisers or consultants retained by the Debtor or the Committee) that

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are accrued but unpaid as of the date on which DIP Lender elects to declare all principal and interest under the Bridge Loan due and payable pursuant to paragraph 3(a) of the 8 ¼% Secured Promissory Note appended to the Bridge Loan Motion as Exhibit C (the "Termination Date") that are allowed by final order of the Court under sections 503(b)(2), 326, 328, 330, and/or 331 of the Bankruptcy Code; (b) fees required to be paid to the Clerk of the Court; (c) quarterly fees required to be paid to the U.S. Trustee pursuant to 28 U.S.C. § 1930(a)(6); (d) any other actual, necessary and allowable accrued but unpaid administrative expenses incurred by the Debtor or the Committee on or prior to the Termination Date that are (i) expressly provided for in the then-applicable (or prior) DIP Budget or Subsequent Budget(s), or (ii) not expressly provided for in the then-applicable (or prior) DIP Budget or Subsequent Budget(s), but are of the same type and amount of expense provided for in such budget(s) and were not included therein solely because the invoice or bill evidencing such accrued but unpaid expenses would not have been due and payable until a future budget period; and (e) up to an additional $25,000 of (i) compensation and reimbursement of expenses of the Debtor, the Committee and Professional Persons (other than success fees, transaction fees, restructuring fees or any other similar fees of the financial advisers or consultants retained by the Debtor or the Committee) that are allowed by final order of the Court under sections 503(b)(2), 326, 328, 330, and/or 331 of the Bankruptcy Code that accrue after the Termination Date necessary to enable the Debtor to wind down the affairs of Debtor's estate after the Termination Date and (ii) other actual, necessary administrative expenses incurred by the Debtor after the Termination Date that are incidental to the winding down of the affairs of

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Debtor's estate, provided, however, that the Carve-Out shall not include, apply to or be available for any fees and expenses of either Debtor's or the Committee's professionals that represent services or were incurred in objecting to or contesting in any manner, or raising any defenses to, the amount, validity, perfection, priority, extent or enforceability of the obligations arising under the Obligations (as that term is defined in paragraph 1(a) of the Debtor in Possession Note Purchase Agreement appended to the Bridge Loan Motion as Exhibit A, which definition is hereby incorporated herein by this reference) or the Post-Petition Liens securing such obligations, or in the prosecution of actions, claims or causes of action against the DIP Lender relating to any Loan Document (as that term is defined in paragraph 1(a) of the Debtor in Possession Note Purchase Agreement appended to the Bridge Loan Motion as Exhibit A, which definition is hereby incorporated herein by this reference).

5. Use of Cash Collateral Budget. The Debtor is hereby authorized to use "Cash Collateral" solely in accordance with and pursuant to the DIP Budget attached to the Bridge Loan Modification and Ratification Agreement appended to this Order as part of Exhibit A and in any subsequent budgets approved by GDSI, Pre-Petition Lender and the Committee (the "Subsequent Budgets"). For the purposes of this Order, "Cash Collateral" shall mean "cash collateral" as defined in § 363(a) of the Bankruptcy Code and shall include and consist of, without limitation, all of the respective property and assets of the Debtor that constitutes cash collateral in which DIP Lender and Pre-Petition Lender have an interest. If and to the extent the Debtor desires to use cash collateral for costs and expenses not set forth in the DIP Budget

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and/or to borrow additional sums under the Bridge Loan with DIP Lender's consent, then the Debtor shall serve upon GDSI, Pre-Petition Lender, the Committee and the UST (collectively, the "Notice Parties") a Subsequent Budget setting forth the additional costs and expenses the Debtor desires to pay with the use of cash collateral, or the additional amount its desires to borrow under the Bridge Loan together with the proposed use thereof. If none of the Notice Parties serves upon the Debtor and each of the other Notice Parties an objection to the Debtor's proposed use of cash collateral and/or the borrowing of additional sums under the Bridge Loan within ten (10) days of receipt of the Subsequent Budget, then the Debtor shall be entitled to comply with such Subsequent Budget without further order of this Court. If an objection to the Subsequent Budget is served by a Notice Party in accordance with this paragraph, then the Debtor shall be prohibited from complying with such Subsequent Budget in the absence of an order of this Court after notice and a hearing.

6. Past Use of Cash Collateral and Loan Proceeds. The Debtor's past use of Cash Collateral and Bridge Loan proceeds in accordance with the DIP Budget attached to the Bridge Loan Modification and Ratification Agreement appended to this Order as part of Exhibit A is effective retroactive to February 1, 2013.

7. Modification of Interim Compensation Order. The Order of this Court entered on August 28, 2012 regarding interim compensation of professionals and committee members [Docket No. 71] (the "Interim Compensation Order") is amended to include GDSI as one of the Notice Parties (as defined in the Interim Compensation Order) entitled to receive Monthly Statements (as defined in the Interim Compensation Order) through its counsel: Greiman, Rome & Griesmeyer, LLC, 24115 W. 103rd

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Street, Suite B, Naperville, Illinois 60564 (Attn: Beau T. Greiman). GDSI shall also have the same right to file an Objection (as defined in the Interim Compensation Order) to any Monthly Statement. With regard to Monthly Statements previously submitted to the Notice Parties ("Historical Monthly Statements"), each Professional submitting such Historical Monthly Statement shall submit a copy to GDSI through its counsel identified above on or before March 15, 2013 and GDSI shall have until April 5, 2013 to file any Objection to each Historical Monthly Statement with the Court and serve the same upon the Notice Parties and the Affected Party (as defined in the Interim Compensation Order). If it elects to pay one or more of the Monthly Statements that it is permitted to pay under the terms of the Interim Compensation Order and this Order, Debtor may elect to pay the Monthly Statements on a last-in-first-paid basis or in any other order that it so chooses. Except as modified by this paragraph, the provisions of the Interim Compensation Order shall remain in full force and effect and GDSI shall have the same rights and obligations as any other Notice Party under the Interim Compensation Order. Notwithstanding anything to the contrary in this paragraph 7, the Debtor is authorized to immediately pay the professional compensation authorized under the Interim Compensation Order and pursuant to the Monthly Statements previously submitted by the respective Professionals, subject to the limits established in the Budget.

8. Preservation of Avoidance Actions for the Estate. Notwithstanding anything to the contrary contained in this Order or in the Bridge Loan Documents, neither GDSI, the Pre-Prepetition Lender, nor any other person or entity is granted a lien on or interest in any claim or causes of action for avoidance arising under Chapter 5 of the

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Bankruptcy Code (the "Avoidance Actions") pursuant to the terms of this Order, nor shall GDSI or the Prepetition Lender be entitled to payment of the Existing Indebtedness, the Obligations, the DIP Loan or any claim related thereto (including without limitation, the Super Priority Claim) from the Avoidance Actions or the proceeds thereof.

9. Conflicts. To the extent any conflicts exist between the terms of this Order on the one hand and the Bridge Loan Documents, the Cash Collateral Orders, the Interim Order, the Interim Compensation Order or the Final Order on the other hand, then the terms of this Order shall control.

DATED: March 15, 2013

ENTER:

Eugene R. Wedoff
United States Bankruptcy Judge

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LENDER:

GLOBAL DIGITAL SOLUTIONS, INC.,
a New Jersey corporation

By: ______________________________
Name:
Title:

COMPANY:

AIRTRONIC USA, INC.,
an Illinois corporation

By: ______________________________
Name:
Title:

____
____
____
Address

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APPENDIX A

Budget

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Airtronic USA, Inc. 210 Day Budget Estimate (Revised 031213)

CASH RECEIPTS - REVENUE:		February	March	April	May	June	July	August	Total
TO BE SHIPPED									$ -
	Sales to be collected W56HZV13P0040 (Qty 10,000)	$ 15,785	$ 49,050	$ 49,050	41,615				$ 155,500
	Sales to be collected Colt (Qty 2)		$ 2,282						$ 2,282
ANTICIPATED NEAR TERM									$ -
	Anticipated Sales: PHIL PHMC M203s (Qty 720)			$ 37,000		$ 495,800			$ 532,800
	Anticipated Sales: PHIL 335 RPG-7s				$ 350,008	$ 460,700			$ 810,708
TOTAL REVENUE		$ 15,785	$ 51,332	$ 86,050	$ 391,623	$ 956,500	$ -	$ -	$ 1,501,290

CASH DISBURSEMENTS ANTICIPATED		February	March	April	May	June	July	August	Total
COGS - ALL IN									
TO BE SHIPPED									
	W56HZV13P0040	$ 6,683	$ 30,010	$ 30,010	$ 14,092				$ 80,733
	Colt	$ 895							$ 895
NEAR TERM									$ -
	PHMC M203s (Qty 720)		$ 47,004		$ 188,477				$ 235,481
	PHIL 335 RPGs		$ 64,066	$ 7,143	$ 255,469				$ 326,678
Warranty Expense - Phillipines		$ 17,000	$ 12,000						$ 29,000
FedEx/UPS/Yellow Freight		$ 1,225	$ 750	$ 750	$ 750	$ 750	$ 750	$ 750	$ 5,725
Tool Replacement		$ -	$ 250	$ -	$ 250	$ -	$ 250		$ 750
Subtotal		$ 25,803	$ 154,080	$ 37,903	$ 458,978	$ 750	$ 1,000	$ 750	$ 679,264

DEBT SERVICE, LEGAL, SALARIES, TEMP LABOR	February	March	April	May	June	July	August	Total
GDSI Filing Fees and Expenses	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Southport Debt Service (Airtronic $232K)	$ 23,500	$ 23,500	$ 23,500	$ 23,500	$ 23,500	$ 23,500	$ 23,500	$ 164,500
Corporate Legal & Patent Representation	$ 10,000	$ 10,000	$ 10,000	$ 10,000	$ 10,000	$ 10,000	$ 10,000	$ 70,000
Airtronic BK Counsel	$ 25,000	$ 25,000	$ 25,000	$ 25,000	$ 35,000	$ 35,000	$ 35,000	$ 205,000
Creditors BK Counsel	$ 12,500	$ 12,500	$ 12,500	$ 12,500	$ 17,500	$ 17,500	$ 17,500	$ 102,500
US Trustee Quarterly Fees	$ 4,875	$ -		$ 4,875	$ -		$ 4,875	$ 14,625
CPA & Tax Preparation					$ 5,000	$ 5,000	$ 5,000	$ 15,000
Salaries including Sedlacek including all taxes	$ 36,000	$ 45,000	$ 36,000	$ 45,000	$ 36,000	$ 36,000	$ 45,000	$ 279,000
Grenade Launcher Proofing Labor			$ 450	$ 450	$ 450	$ 450		$ 1,800
Temp Labor	$ -			$ 2,500	$ 2,500			$ 5,000
Subtotal	$ 111,875	$ 116,000	$ 107,450	$ 123,825	$ 129,950	$ 127,450	$ 140,875	$ 857,425

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Airtronic USA, Inc. 210 Day Budget Estimate (Revised 031213)

MARKETING & SALES EXPENSE	February	March	April	May	June	July	August	Total
1 person SHOT Show - Walk show & meetings								$ -
Marketing Materials		$ 2,000			$ 2,000			$ 4,000
Travel to Partners & Customers	$ -	$ 1,000	$ 1,000	$ 1,000	$ 1,000	$ 1,000	$ 1,000	$ 6,000
Subtotal	$ -	$ 3,000	$ 1,000	$ 1,000	$ 3,000	$ 1,000	$ 1,000	$ 10,000

RENT, LICENSES, VEHICLE UPKEEP, INSURANCE, DUES	February	March	April	May	June	July	August	Total
Rent - 126 Lively	$ 4,800	$ 4,800	$ 4,800	$ 4,800	$ 4,800	$ 4,800	$ 4,800	$ 33,600
Rent 1890 Jarvis	$ 8,008	$ 8,008	$ 8,008	$ 8,008	$ 8,008	$ 8,008	$ 8,008	$ 56,056
Rent Higgins Test Range	$ 1,000	$ 1,000	$ 1,000	$ 1,000	$ 1,000	$ 1,000	$ 1,000	$ 7,000
Rent Forreston Explosives Bunker	$ 600	$ 600	$ 600	$ 600	$ 600	$ 600	$ 600	$ 4,200
ATF and DDTC Licenses and Tax Stamps	$ -	$ 101	$ -	5,650		0	100	$ 5,851
Truck up keep	$ 200	$ 200	$ 200	$ 200	$ 200	$ 200	$ 200	$ 1,400
Insurance - Commercial/Car Insurance	$ 584	$ 584	$ 584	$ 584	$ 584	$ 584	$ 584	$ 4,088
Insurance Premises	$ 104	$ 104	$ 104	$ 104	$ 104	$ 104	$ 104	$ 728
Insurance Workers Comp	$ 492	$ 492	$ 492	$ 492	$ 492	$ 492	$ 492	$ 3,444
Insurance Health	$ 1,911	$ 1,911	$ 1,911	$ 1,911	$ 1,911	$ 1,911	$ 1,911	$ 13,377
NSATC, NDIA, AUSA Annual Dues		$ 1,000				$ 1,000	$ 1,000	$ 3,000
Subtotal	$ 17,699	$ 18,800	$ 17,699	$ 23,349	$ 17,699	$ 18,699	$ 18,799	$ 132,744

OFFICE, PHONES, UTILITIES, SECURITY, MISC. EXP.	February	March	April	May	June	July	August	Total
Office Depot/Office Max/Office Supplies	$ 250	$ 38	$ 38	$ 38	$ 38	$ 38	$ 38	$ 478
ADT - Lively - Pd Quarterly	$ 380	$ -	$ -	$ 380	$ -	$ 380	$ -	$ 1,140
Cellular Phones Av (no international)	$ 275	$ 400	$ 275	$ 275	$ 275	$ 275	$ 275	$ 2,050
Com Ed Elec	$ 700	$ 700	$ 700	$ 700	$ 700	$ 700	$ 700	$ 4,900
NICOR Gas - Average	$ 250	$ 250	$ 250	$ 250	$ 250	$ 250	$ 250	$ 1,750
MAS90/Sage - Monthly Auto-debit	$ 377	$ 377	$ 377	$ 377	$ 377	$ 377	$ 377	$ 2,639
Comcast	$ 222	$ 222	$ 222	$ 222	$ 222	$ 222	$ 222	$ 1,554
Telephone (ATT)	$ 550	$ 550	$ 550	$ 550	$ 550	$ 550	$ 550	$ 3,850
Internet - Radiant	$ 39	$ 39	$ 39	$ 39	$ 39	$ 39	$ 39	$ 273
Office Phones - T1 Lines	$ 620	$ 620	$ 620	$ 620	$ 620	$ 620	$ 620	$ 4,340
Security 116 ($75/month)	$ 75	$ 75	$ 75	$ 75	$ 75	$ 75	$ 75	$ 525
Reimbursed Expenses	$ 4,000	$ 2,000	$ 2,000	$ 2,000	$ 2,000	$ 2,000	$ 2,000	$ 16,000
Subtotal	$ 7,738	$ 5,271	$ 5,146	$ 5,526	$ 5,146	$ 5,526	$ 5,146	$ 39,499

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Airtronic USA, Inc. 210 Day Budget Estimate (Revised 031213)

MK 777 and MLGLS DEVELOPMENT & TESTING	February	March	April	May	June	July	August	Total
777 Tubes (Integran) (Qty 10 shaped tubes)	$ 2,000				$ 13,000		$ 10,000	$ 25,000
777 Wrap (Crossfire) (Wrapping Shaped Tube & Pressure testing)					$ 8,000		$ 15,000	$ 23,000
MLGLS Electronic Rework & Testing Picatinny					$ 25,000	$ 10,000	$ 75,000	$ 110,000
MK 777 Testing (Batelle) (Safety & Destructive Testing)							$ 75,000	$ 75,000
Subtotal	$ 2,000	$ -	$ -	$ -	$ 46,000	$ 10,000	$ 175,000	$ 233,000

SUMMARY

ALL CASH DISBURSEMENTS ANTICIPATED	February	March	April	May	June	July	August	Total
Cost of Goods	$ 25,803	$ 154,080	$ 37,909	$ 458,978	$ 750	$ 1,000	$ 750	$ 679,264
Debt Service, Corp & Patent Legal, Salaries	$ 111,875	$ 116,000	$ 107,450	$ 123,825	$ 120,950	$ 127,450	$ 140,875	$ 857,425
Sales Expense	$ -	$ 3,000	$ 1,000	$ 1,000	$ 3,000	$ 1,000	$ 1,000	$ 10,000
Rent, Licenses, Vehicles, Insurance, Dues	$ 17,699	$ 18,800	$ 17,699	$ 23,349	$ 17,620	$ 18,099	$ 18,799	$ 132,744
Office, Utilities, Security, Misc. Expenses	$ 7,798	$ 5,271	$ 5,146	$ 5,526	$ 5,146	$ 5,520	$ 5,146	$ 39,499
MLGLS & MK 777 Development & Testing	$ 2,000	$ -	$ -	$ -	$ 46,000	$ 10,000	$ 175,000	$ 233,000
Total Expenses	$ 165,315	$ 297,151	$ 169,198	$ 612,678	$ 202,545	$ 163,675	$ 341,570	$ 1,951,932
Revenue	$ 15,785	$ 51,332	$ 86,050	$ 391,623	$ 956,500	$ -	$ -	$ 1,501,290
Bridge Loan Draws	$ 150,000	$ 246,000	$ 83,000	$ 221,000				$ 700,000
Net Cash Flow For Month	$ 670	$ 181	$ (148)	$ (55)	$ 753,955	$ (163,675)	$ (341,570)	
Cash, beginning of month	0	$ 670	$ 851	$ 703	$ 648	$ 754,603	$ 590,928	
Cash, end of month	$ 670	$ 851	$ 703	$ 648	$ 754,603	$ 590,928	$ 249,358	$ 249,358

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